UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 30, 2021

Spring Valley Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39736	98-1588588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Ave., Suite 1675 Dallas, Texas	75201
(Address of Principal Executive Office)	(Zip Code)

(214) 308-5230

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SVSVU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	SV	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVSVW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 30, 2021, Spring Valley Acquisition Corp. (the “Company”) held its extraordinary general meeting of shareholders (the “Meeting”) as both a physical and virtual meeting, conducted via live webcast, in connection with the proposed business combination by and among the Company, Spring Valley Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of Spring Valley (“Spring Valley Merger Sub”), and Dream Holdings, Inc., a Delaware public benefit corporation (“AeroFarms”), as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to shareholders on or about July 28, 2021 (the “Proxy Statement”). Each proposal (individually a “proposal”) voted upon at the Meeting and the final voting results are indicated below. Each Proposal voted on at the Meeting is described in detail in the Proxy Statement.

As of the close of business on July 19, 2021, the record date for the Meeting, there were approximately 23,000,000 Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and 5,750,000 Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares” and, together with the Class A ordinary shares, the “Spring Valley Shares”), outstanding. A total of 19,190,691 Spring Valley Shares, representing approximately 66.96% of the outstanding Spring Valley Shares entitled to vote, were present in person or by proxy, constituting a quorum.

1. The Business Combination Proposal – To consider and vote upon a proposal to approve by ordinary resolution and adopt the agreement and plan of merger, dated as of March 25, 2021, by and among Merger Agreement, dated as of March 25, 2021 (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Spring Valley, Spring Valley Merger Sub and Dream Holdings, including the Merger (as defined in the Proxy Statement), and the transactions contemplated thereby:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
1.	17,214,252	2,042,909	33,530

The Business Combination Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

2. The Redomicile Proposal – To consider and vote upon a To consider and vote upon a proposal to approve by special resolution the (i) a change of Spring Valley’s jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware and (ii) the Interim Delaware Governing Documents (as defined in the Proxy Statement), which will amend and restate in their entirety the Existing Governing Documents (as defined in the Proxy Statement):

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
2.	17,202,144	2,050,920	37,627

The Redomicile Proposal was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

3. Governing Documents Proposal A – To consider and vote upon a proposal to approve, as an ordinary resolution, the change in the authorized share capital of Spring Valley from (i) $33,100 divided into 300,000,000 Class A ordinary shares, par value $0.0001 per share, 30,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preference shares, par value $0.0001 per share, to (ii) $44,500 divided into 435,000,000 shares of New AeroFarms Common Stock (as defined in the Proxy Statement) and 10,000,000 shares of New AeroFarms Preferred Stock (as defined in the Proxy Statement):

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
3.	17,219,151	2,042,452	29,088

Governing Documents Proposal A was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

4. Governing Documents Proposal B – To consider and vote upon a proposal to approve, as an ordinary resolution, the New AeroFarms Board to issue any or all shares of New AeroFarms Preferred Stock in one or more classes or series, with such terms and conditions as may be expressly determined by the New AeroFarms Board and as may be permitted by the DGCL (as defined in the Proxy Statement):

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
4.	17,218,847	2,042,748	29,096

Governing Documents Proposal B was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

5. Governing Documents Proposal C – To consider and vote upon a proposal to approve, as an ordinary resolution, the removal of the ability of New AeroFarms stockholders to take action by written consent in lieu of a meeting (as defined in the Proxy Statement):

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
5.	17,214,410	2,046,843	29,438

Governing Documents Proposal C was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

6. Governing Documents Proposal D – To consider and vote upon a proposal to approve, as an ordinary resolution, the conversion of Spring Valley to a public benefit corporation effective upon the Merger:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
6.	17,218,591	2,043,012	29,088

Governing Documents Proposal D was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

7. Governing Documents Proposal E – To consider and vote upon a proposal to approve and adopt, as an ordinary resolution, Delaware as the exclusive forum for certain stockholder litigation and the federal district courts of the United States as the exclusive forum for litigation arising out of the Securities Act (as defined in the Proxy Statement):

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
7.	17,216,760	2,043,643	30,288

Governing Documents Proposal E was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

8. Governing Documents Proposal F – To consider and vote upon a proposal to approve, as an ordinary resolution, to amend and restate the Interim Delaware Governing Documents and to authorize certain other immaterial changes in connection with the replacement of the Interim Delaware Certificate of Incorporation and the Interim Delaware Bylaws with the Proposed Certificate of Incorporation and Proposed Bylaws (as defined in the Proxy Statement), respectively, as part of the Merger, including changing the corporate name of Spring Valley from “Spring Valley Acquisition Corp.” to “AeroFarms, Inc.”:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8.	17,217,509	2,042,544	30,638

Governing Documents Proposal F was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

9. The Nasdaq Proposal – To consider and vote upon a proposal to approve, as an ordinary resolution, for the purposes of complying with the applicable provisions of the Nasdaq Stock Exchange Listing Rules (each, a “Nasdaq Listing Rule”) 5635(a), (b) and (d), the issuance of shares of New AeroFarms Common Stock in connection with the Business Combination and the PIPE Financing (as defined in the Proxy Statement), to the extent such issuance would require a shareholder vote under Nasdaq Listing Rule 5635(a), (b) or (d):

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
9.	17,222,174	2,042,320	26,197

The Nasdaq Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

10. The 2021 Equity Incentive Plan Proposal – To consider and vote upon a proposal to approve and adopt, as an ordinary resolution, the AeroFarms, Inc. 2021 Equity Incentive Plan and the material terms thereunder:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
10.	17,052,154	2,195,950	42,587

The 2021 Equity Incentive Plan Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Spring Valley Shares represented in person or by proxy and entitled to vote at the Meeting.

Item 8.01 Other Events.

On August 30, 2021, Spring Valley issued a press release announcing the results of the Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 30, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spring Valley Acquisition Corp.
August 30, 2021
	By:	/s/ Christopher Sorrells
	Name:	Christopher Sorrells
	Title:	Chief Executive Officer

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